SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-08822

Capital Management Investment Trust

(Exact name of registrant as specified in charter)

630 Fitzwatertown Road Building A, 2nd Floor Willow Grove, PA  19090-1904

(Address of principal executive offices)              (Zip code)

Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, Second Floor
Willow Grove, PA 19090-1904

(Name and address of agent for service)

Registrant's telephone number, including area code: 888.626.3863

Date of fiscal year end:  11/30/2008

Date of reporting period: 11/30/2008

ITEM 1.    REPORTS TO SHAREHOLDERS

The Annual Report to Shareholders for the period ended November 30, 2008 pursuant to Rule 30e-1 under the Investment Company Act of 1940(the “1940 Act”), as amended (17 CFR 270.30e-1)is filed herewith.

Annual Report 2008

Mid-Cap Fund
Small-Cap Fund
November 30, 2008

Capital Management
Investment Trust

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Capital Management Funds (the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.

Distributor: Shields & Company, 140 Broadway, 44th Floor, New York, NY 10005, Phone 1-212-320-3015.

Mid Cap
An investment in the Fund is subject to investment risks including the possible loss of some or all of the principal amount invested. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of mid-cap companies. There can be no assurance that the Fund will be successful in meeting its investment objective.

Since the Fund’s investment strategy utilizes equity securities (concentrating on mid-cap company securities), short-term investment instruments, and short sales, the Fund has some exposure to the risks associated with each of these investments. Investment in the Fund is also subject to the following risks: mid-cap securities risk, short-term investment risk and short sales risk. More information about these risks and other risks can be found in the Fund’s prospectus.

Small Cap
An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small-cap companies.

Since the Fund’s investment strategy utilizes equity securities (concentrating on small-cap company securities), short-term investment instruments, derivative instruments, and short sales, the Fund has some exposure to the risks associated with each of these investments. Investment in the Fund is also subject to, among other things, small-cap securities risk, derivative instruments risk, short-term investment risk and short sales risk. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by calling 1-888-626-3863.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at the link below or by calling Shareholder Services at 1-888-626-3863. The prospectus should be read carefully before investing.

Stated performance in the Funds was achieved at some or all points during the year by waiving or reimbursing part of those Funds’ total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about January 29, 2009.

January 12, 2009
Dear Capital Management Shareholders,

The fiscal year ended November 30, 2008 witnessed a chaotic stock market performance.  The capital markets reacted to severe credit dislocations, global recessionary fears and forced stock market liquidations.  During the fiscal year, the Capital Management Mid-Cap Fund Institutional Shares (the “Mid-Cap Fund”) declined 38.45%* compared with a 38.09% decline in the S&P 500 Total Return Index** and a 38.86% decline in the Russell 3000 Index**.  The Capital Management Small-Cap Fund Institutional Shares (the “Small-Cap Fund”) fell 31.65%* during the fiscal year compared with a 35.55% decline for the S&P 600 Small-Cap Index** during the same period.

The year 2008 was characterized by dramatic stock market swings and persistent weakness that gave new meaning to volatility.  During the year, the Dow Jones Industrial Average was above 13,000 and below 8,000, a wide range between the peak and trough.  The fourth quarter witnessed the worst week in the 112 year history of the Dow Jones Industrial Average and the worst single day ever, further testimony to the market’s volatility.

Consumer Staples represented the best performing sector for the year and helped the relative performance of the Capital Management Funds.  Each of our Funds were dramatically over-weighted in this sector, representing 16% of the Mid-Cap Fund and 22% of the Small-Cap Fund.  The Financial Services Sector, a huge weighting in the Russell Mid-Cap Value Index, was dramatically under-weighted in the Capital Management Funds, also contributing to the better relative performance.

On the negative side, the over-weighting in the Mid-Cap Consumer Cyclical Sector had a negative impact on performance.  In the Energy Sector, a poor performing group, we reduced positions during the year, particularly in the Small-Cap Fund.  The sale of Arch Coal in the Mid-Cap Fund and Foundation Coal in the Small-Cap Fund were particularly beneficial to performance.  Additionally, we reduced our positions in Cameron International and Rowan Companies in the Mid-Cap Fund and sold Ion Geophysical and reduced our position in McMoRan Exploration in the Small-Cap Fund.

The purchase of Hologic, Inc. and SIRF Technology hurt the Mid-Cap Fund’s performance and the purchase of Bare Escentuals, Flotek Industries and InVentiv Health, Inc. negatively impacted the Small-Cap Fund.

The economy continues to decline at an accelerating rate.  Unemployment claims are increasing beyond expectations and reached the highest level since 1982.  The trade gap increased and will negatively impact real GDP in the fourth quarter.  Retail and auto sales are weak.  As a consequence, we estimate real GDP to decline 5% in the fourth quarter and an additional 4% in the first quarter of 2009, with economic activity expected to bottom in the third quarter of the year.

The global economic slowdown and the declining demand for oil dropped crude oil prices to the lowest levels in thirteen months, below $45.00 per barrel.  Gasoline prices have fallen below $2.00 per gallon.  Global oil demand is on a course to register its weakest growth in fifteen years and is likely to show equally slow growth in 2009.  The decline in energy prices will provide some economic relief to consumers who have been particularly hard hit.

We believe that the stock market has declined to levels where long-term values exist and the argument to begin the process of selective purchases becomes persuasive.    Of the 9,194 stocks tracked by Standard & Poor’s Compustat research services, over 35% are trading at less than eight times 12 month earnings and 10% are selling at less than their per share holdings of cash.  We view this as an opportunity to selectively commit funds in value stocks with long-term time horizons.

Sincerely,

Ralph J. Scarpa
President
Capital Management Associates, Inc.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Funds’ prospectus. An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing.  To obtain a prospectus or other information about the Funds, please call 1-888-626-3863.  Please read the prospectus carefully before investing.

* The performance information shown is for each Fund’s Institutional Class.  Please see the Total Return Tables on following pages for performance information on each Fund’s Investor Class.  The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by calling 1-888-626-3863.

** The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.  The S&P 600 Small-Cap Index is the Standard & Poor’s Composite Index of 600 small-cap stocks and is a widely recognized, unmanaged index of common stock prices. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.  The Funds may or may not purchase the types of securities represented by the S&P 500 Total Return Index,  the Russell 3000 Index or the S&P 600 Small-Cap Index.

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Funds will be successful in meeting their investment objective. The Funds are intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of mid-cap companies or small-cap companies. Investment in the Mid-Cap Fund is also subject to, among other things, mid-cap securities risk and short sales risk. Investment in the Small-Cap Fund is also subject to, among other things, small-cap securities risk, derivative instruments risk and short sales risk. More information about these risks and other risks can be found in each Fund’s prospectus.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences in addition to the other factors noted with such forward-looking statements include general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Capital Management Mid-Cap Fund – Institutional Shares

Performance Update - $250,000 Investment (Unaudited)
For the period from November 30, 1998 to November 30, 2008

The graph assumes an initial investment of $250,000 at November 30, 1998.

Average Annual Total Return

Performance Returns for the period ended November 30, 2008	One Year	Five Year	Ten Year
Capital Management Mid-Cap Fund – Institutional Shares	(38.45)%	(0.37)%	3.71%
S&P 500 Total Return Index	(38.09)%	(1.39)%	(0.93)%
Russell 3000 Index	(38.86)%	(1.45)%	(0.37)%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.  Updated performance data current to the most recent month-end can be obtained by calling 1-866-626-3863.

The above graph depicts the performance of the Capital Management Mid-Cap Fund – Institutional Shares versus the S&P 500 Total Return Index and the Russell 3000 Index.  The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index and the Russell 3000 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Capital Management Mid-Cap Fund – Institutional Shares, which will not invest in certain securities comprising these indices.

Capital Management Mid-Cap Fund – Investor Shares

Performance Update - $10,000 Investment (Unaudited)
For the period from November 30, 1998 to November 30, 2008

The graph assumes an initial investment of $10,000 ($9,700 after maximum sales load of 3.00%) at November 30, 1998.

Average Annual Total Return

Performance Returns for the period ended November 30, 2008	One Year	Five Year	Ten Year
Capital Management Mid-Cap Fund – Investor Shares – No Sales Load	(38.88)%	(1.09)%	2.98%
Capital Management Mid-Cap Fund – Investor Shares – 3% Maximum Sales Load	(40.71)%	(1.69)%	2.67%
S&P 500 Total Return Index	(38.09)%	(1.39)%	(0.93)%
Russell 3000 Index	(38.86)%	(1.45)%	(0.37)%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.  Updated performance data current to the most recent month-end can be obtained by calling 1-866-626-3863.

The above graph depicts the performance of the Capital Management Mid-Cap Fund – Investor Shares versus the S&P 500 Total Return Index and the Russell 3000 Index.  The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index and the Russell 3000 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Capital Management Mid-Cap Fund – Investor Shares, which will not invest in certain securities comprising these indices.

Capital Management Mid-Cap Fund

Schedule of Investments

As of November 30, 2008

		Shares	Market Value

Common Stock - 89.63%

Aerospace & Defense - 3.57%
	Rockwell Collins, Inc.	10,000	$340,800

Commercial Services - 2.87%
*	FTI Consulting, Inc.	5,000	274,200

Computers - 2.54%
*	Affiliated Computer Services, Inc.	6,000	242,700

Electric - 3.50%
	Edison International	10,000	334,000

Electronics - 5.20%
	Amphenol Corp.	9,000	208,980
*	Energizer Holdings, Inc.	5,000	217,100
*	Flextronics International Ltd.	30,000	70,200
			496,280
Environmental Control - 9.77%
	Republic Services, Inc.	15,000	360,000
*	Stericycle, Inc.	10,000	573,000
			933,000
Food - 3.12%
	McCormick & Co., Inc.	10,000	297,700

Gas - 3.22%
	Energen Corp.	10,000	308,000

Hand & Machine Tools - 7.33%
	Black & Decker Corp.	8,000	339,520
	Snap-On, Inc.	10,000	360,500
			700,020
Healthcare - Products - 12.26%
	Dentsply International, Inc.	10,000	260,800
*	Henry Schein, Inc.	6,000	214,380
*	Hologic, Inc.	20,000	281,200
	STERIS Corp.	15,000	414,750
			1,171,130
Healthcare - Services - 4.88%
	Quest Diagnostics, Inc.	10,000	465,700

Home Furnishings - 2.06%
	Whirlpool Corp.	5,000	196,900

Household Products - 4.95%
	Clorox Co.	8,000	473,280

Mining - 2.52%
	Cameco Corp.	14,000	241,220

		Shares	Market Value

Miscellaneous Manufacturing - 3.87%
	Parker Hannifin Corp.	9,000	$369,720

Oil & Gas - 2.73%
	Rowan Cos., Inc.	15,000	260,250

Oil & Gas Services - 6.14%
*	Cameron International Corp.	10,000	211,000
*	Exterran Holdings, Inc.	7,000	122,850
*	Superior Energy Services, Inc.	15,000	252,750
			586,600
Real Estate Investment Trust - 0.55%
	CapitalSource, Inc.	10,000	52,100

Retail - 6.29%
*	Bed Bath & Beyond, Inc.	10,000	202,900
	Ross Stores, Inc.	15,000	397,500
			600,400

Software - 0.43%
*	VeriFone Holdings, Inc.	10,000	41,100

Telecommunications - 1.83%
	Frontier Communications Co.	20,000	174,400

Total Common Stock (Cost $11,135,140)			8,559,500

INVESTMENT COMPANY - 10.45%
**	Evergreen Money Market Fund Class I, 1.74%
	(Cost $997,678)	997,678	997,678

Total Investments (Cost $12,132,818) - 100.08%			$9,557,178
Liabilities in Excess of Other Assets, Net - (0.08)%			(7,399)

Net Assets - 100.00%			$9,549,779

* Non-income producing investment.
** Rate shown represents the rate at November 30, 2008, is subject to change and resets daily.

(Continued)

Capital Management Mid-Cap Fund

Schedule of Investments

As of November 30, 2008
Summary of Investments by Industry

Industry	% of Net Assets	Market Value

Aerospace & Defense	3.57%	$ 340,800
Commercial Services	2.87%	274,200
Computers	2.54%	242,700
Electric	3.50%	334,000
Electronics	5.20%	496,280
Environmental Control	9.77%	933,000
Food	3.12%	297,700
Gas	3.22%	308,000
Hand & Machine Tools	7.33%	700,020
Healthcare - Products	12.26%	1,171,130
Healthcare - Services	4.88%	465,700
Home Furnishings	2.06%	196,900
Household Products	4.95%	473,280
Investment Companies	10.45%	997,678
Mining	2.52%	241,220
Miscellaneous Manufacturing	3.87%	369,720
Oil & Gas	2.73%	260,250
Oil & Gas Services	6.14%	586,600
Real Estate Investment Trust	0.55%	52,100
Retail	6.29%	600,400
Software	0.43%	41,100
Telecommunications	1.83%	174,400
Total	100.08%	$ 9,557,178

See Notes to Financial Statements

Capital Management Small-Cap Fund – Institutional Shares

Performance Update - $250,000 Investment (Unaudited)
For the period from January 12, 1999 (Date of Initial Public Investment) to November 30, 2008

The graph assumes an initial investment of $250,000 at January 12, 1999 (Date of Initial Public Investment).

Average Annual Total Return

Performance Returns for the period ended November 30, 2008	One Year	Five Year	Since Inception*
Capital Management Small-Cap Fund – Institutional Shares	(31.65)%	(0.52)%	5.13%
S&P 600 Small-Cap Index	(35.55)%	0.05%	4.66%

    * The Fund’s inception date – January 12, 1999 (Date of Initial Public Investment).

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.  Updated performance data current to the most recent month-end can be obtained by calling 1-866-626-3863.

The above graph depicts the performance of the Capital Management Small-Cap Fund – Institutional Shares versus the S&P 600 Small Cap Index.  The S&P 600 Small-Cap Index is the Standard & Poor’s Composite Index of 600 small-cap stocks and is a widely recognized, unmanaged index of common stock prices.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 600 Small-Cap Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Capital Management Small-Cap Fund – Institutional Shares, which will not invest in certain securities comprising the index.

Capital Management Small-Cap Fund – Investor Shares

Performance Update - $10,000 Investment (Unaudited)
For the period from January 12, 1999 (Date of Initial Public Investment) to November 30, 2008

The graph assumes an initial investment of $10,000 ($9,700 after maximum sales load of 3.00%) at January 12, 1999 (Date of Initial Public Investment).

Average Annual Total Return

Performance Returns for the period ended November 30, 2008	One Year	Five Year	Since Inception*
Capital Management Small-Cap Fund – Investor Shares – No Sales Load	(31.56)%	(0.64)%	4.81%
Capital Management Small-Cap Fund – Investor Shares – 3% Maximum Sales Load	(33.61)%	(1.25)%	4.48%
S&P 600 Small-Cap Index	(35.55)%	0.05%	4.66%

      * The Fund’s inception date – January 12, 1999 (Date of Initial Public Investment).

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.  Updated performance data current to the most recent month-end can be obtained by calling 1-866-626-3863.

The above graph depicts the performance of the Capital Management Small-Cap Fund – Investor Shares versus the S&P 600 Small-Cap Index.  The S&P 600 Small-Cap Index is the Standard & Poor’s Composite Index of 600 small cap stocks and is a widely recognized, unmanaged index of common stock prices.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 600 Small-Cap Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Capital Management Small-Cap Fund – Investor Shares, which will not invest in certain securities comprising the index.

Capital Management Small-Cap Fund

Schedule of Investments

As of November 30, 2008

	Shares	Market Value

Common Stock - 85.32%

Biotechnology - 9.53%
* Crucell NV ADR	10,000	$132,000
* Cubist Pharmaceuticals, Inc.	10,000	245,600
* Martek Biosciences Corp.	10,000	279,500
		657,100
Cosmetics & Toiletries - 1.03%
* Bare Escentuals, Inc.	15,000	70,800

Distribution & Wholesale - 3.14%
Watsco, Inc.	5,500	216,370

Electronics - 8.58%
* Checkpoint Systems, Inc.	8,500	98,260
* Dionex Corp.	5,000	256,450
* Itron, Inc.	5,000	236,900
		591,610
Engineering & Construction - 3.25%
Chicago Bridge & Iron Co.	7,000	71,190
* Perini Corp.	8,000	153,200
		224,390
Food - 13.38%
Del Monte Foods Co.	20,000	118,400
Tootsie Roll Industries, Inc.	10,300	267,285
* TreeHouse Foods, Inc.	15,000	356,850
* United Natural Foods, Inc.	10,000	180,100
		922,635
Gas - 4.52%
South Jersey Industries, Inc.	8,000	312,000

Healthcare - Products - 3.61%
* Omrix Biopharmaceuticals, Inc.	10,000	248,800

Healthcare - Services - 2.90%
* Sun Healthcare Group, Inc.	20,000	200,400

Household Products - 6.86%
Jarden Corp.	15,000	187,200
WD-40 Co.	10,000	286,000
		473,200
Insurance - 5.35%
Platinum Underwriters Holdings Ltd.	12,000	368,760

Internet - 1.15%
* Online Resources Corp.	25,000	79,500

Mining - 2.62%
Kinross Gold Corp.	12,235	180,466

	Shares	Market Value

Oil & Gas - 5.05%
Cabot Oil & Gas Corp.	6,000	$179,820
* McMoRan Exploration Co.	15,000	168,750
		348,570
Oil & Gas Services - 2.12%
* Flotek Industries, Inc.	15,000	45,150
Gulf Island Fabrication, Inc.	7,000	100,870
		146,020
Pharmaceuticals - 2.76%
* VCA Antech, Inc.	10,000	190,500

Pipelines - 2.29%
Eagle Rock Energy Partners LP	20,000	158,400

Real Estate Investment Trust - 6.02%
National Retail Properties, Inc.	16,000	214,560
Rayonier, Inc.	6,000	200,400
		414,960
Water - 1.16%
Southwest Water Co.	18,940	80,116

Total Common Stock (Cost $7,529,816)		5,884,597

INVESTMENT COMPANY - 14.94%
**	Evergreen Money Market Fund Class I, 1.74%
(Cost $1,030,515)	1,030,515	1,030,515

Total Investments (Cost $8,560,331) - 100.26%		$6,915,112
Liabilities in excess of Other Assets, net - (0.26)%		(17,766)

Net Assets - 100.00%		$6,897,346

* Non-income producing investment.
** Rate shown represents the rate at November 30, 2008, is subject to change and resets daily.

The following abbreviations are used in this portfolio:

ADR - American Depositary Receipts
NV - Naamloze Vennootschap (Dutch)

(Continued)

Capital Management Small-Cap Fund

Schedule of Investments

As of November 30, 2008

Summary of Investments by Industry

Industry	% of Net Assets	Market Value

Biotechnology	9.53%	$ 657,100
Cosmetics & Toiletries	1.03%	70,800
Distribution & Wholesale	3.14%	216,370
Electronics	8.58%	591,610
Engineering & Construction	3.25%	224,390
Food	13.38%	922,635
Gas	4.52%	312,000
Healthcare - Products	3.61%	248,800
Healthcare - Services	2.90%	200,400
Household Products	6.86%	473,200
Insurance	5.35%	368,760
Internet	1.15%	79,500
Investment Company	14.94%	1,030,515
Mining	2.62%	180,466
Oil & Gas	5.05%	348,570
Oil & Gas Services	2.12%	146,020
Pharmaceuticals	2.76%	190,500
Pipelines	2.29%	158,400
Real Estate Investment Trust	6.02%	414,960
Water	1.16%	80,116
Total	100.26%	$ 6,915,112

See Notes to Financial Statements

Fund Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of each table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments. Therefore, the last line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Mid-Cap Institutional Class Shares Expense Example	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period*
Actual (38.14)%	$1,000.00	$ 618.60	$6.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.50	$7.57

Mid-Cap Investor Class Shares Expense Example	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period*
Actual (38.35)%	$1,000.00	$ 616.50	$9.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.75	$11.33

Small-Cap Institutional Class Shares Expense Example	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period**
Actual (37.02)%	$1,000.00	$ 629.80	$6.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.50	$7.57

Small-Cap Investor Class Shares Expense Example	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period**
Actual (37.13)%	$1,000.00	$ 628.72	$7.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.85	$9.22

* Actual expenses are based on expenses incurred in the most recent six-month period. The Mid-Cap Fund’s annualized six-month expense ratio (1.50% for Institutional Shares and 2.25% for Investor Shares). The values under “Expenses Paid During Period” are equal to the annualized ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Actual expenses are based on expenses incurred in the most recent six-month period. The Small-Cap Fund’s annualized six-month expense ratio (1.50% for Institutional Shares and 1.83% for Investor Shares). The values under “Expenses Paid During Period” are equal to the annualized ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Fund Expense Example (Unaudited)

Total Fund operating expense ratios as stated in the current Fund prospectus dated March 31, 2008 were as follows:

Capital Management Mid-Cap Fund Institutional Shares, gross of fee waivers and/or expense reimbursements	1.98%
Capital Management Mid-Cap Fund Institutional Shares, after waivers and/or reimbursements *	1.50%
Capital Management Mid-Cap Fund Investor Shares, gross of fee waivers and/or expense reimbursements	2.73%
Capital Management Mid-Cap Fund Investor Shares, after waivers and/or reimbursements *	2.25%
Capital Management Small-Cap Fund Institutional Shares, gross of fee waivers and/or expense reimbursements	2.47%
Capital Management Small-Cap Fund Institutional Shares, after waivers and/or reimbursements *	1.50%
Capital Management Small-Cap Fund Investor Shares, gross of fee waivers and/or expense reimbursements	3.22%
Capital Management Small-Cap Fund Investor Shares, after waivers and/or reimbursements *	2.25%

*  The Advisor has entered into a contractual agreement with each Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, costs of investing in underlying funds, and extraordinary expenses) to 1.50% of the daily average net assets of the Mid-Cap and Small-Cap Funds’ Institutional Shares, and 2.25% of the daily average net assets of the Mid-Cap and Small-Cap Funds’ Investor Shares through November 30, 2009.  Total Gross Operating Expenses (Annualized) during the fiscal year ended November 30, 2008 were 2.00%, 2.75%, 2.39%, and 3.14% for the Mid-Cap Fund Institutional Shares, Mid-Cap Fund Investor Shares, Small-Cap Fund Institutional Shares and Small-Cap Fund Investor Shares, respectively.  Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 2 & 3) sections of this report for expense related disclosure during the fiscal year ended November 30, 2008.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-888-626-3863.  Please read it carefully before you invest or send money.

CAPITAL MANAGEMENT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of November 30, 2008	Mid-Cap Fund	Small-Cap Fund

Assets:
Investments, at cost	$12,132,818	$8,560,331
Investments, at value (note 1)	9,557,178	6,915,112
Receivables:
Dividends and interest	14,283	2,971
Capital shares sold	2,910	-
Prepaid expenses	778	581
Total assets	9,575,149	6,918,664

Liabilities:
Payables:
Due to advisor (note 2)	1,317	124
Due to administrator (note 2)	4,251	3,785
Distribution and Service (12b-1) fees - Investor Shares (note 3)	2,135	66
Other liabilities and accrued expenses	17,667	17,343
Total liabilities	25,370	21,318

Net Assets	$9,549,779	$6,897,346

Net Assets consist of:
Capital (par value and paid in surplus)	12,320,120	8,634,676
Accumulated net realized loss on investments	(194,701)	(92,111)
Net unrealized depreciation on investments	(2,575,640)	(1,645,219)

Total Net Assets	$9,549,779	$6,897,346

Institutional Shares:
Institutional Shares Outstanding, $0.01 par value (unlimited shares authorized):	814,203	597,719
Net Assets - Institutional Shares	$9,260,241	$6,812,388
Net Asset Value, Maximum Offering and Redemption Price Per Share	$11.37	$11.40

Investor Shares:
Investor Shares Outstanding, $0.01 par value (unlimited shares authorized):	28,504	7,733
Net Assets - Investor Shares	$289,538	$84,958
Net Asset Value and Redemption Price Per Share	$10.16	$10.99
Maximum Offering Price Per Mid-Cap Investor Share (Net Asset Value / 0.97)	$10.47
Maximum Offering Price Per Small-Cap Investor Share (Net Asset Value / 0.97)		$11.33

See Notes to Financial Statements

CAPITAL MANAGEMENT FUNDS

STATEMENTS OF OPERATIONS

For the fiscal year ended November 30, 2008	Mid-Cap Fund	Small-Cap Fund

Investment income:
Dividends	$83,693	$69,057
Foreign withholding tax	(470)	(309)
Interest	22,027	21,730
Total Investment Income	105,250	90,478

Expenses:
Advisory fees (note 2)	139,808	91,567
Distribution and Service (12b-1) fees - Investor Shares (note 3)	2,708	908
Legal fees	24,891	23,268
Audit and tax preparation fees	15,002	15,002
Administration fees (note 2)	37,403	33,175
Fund accounting fees (note 2)	17,838	17,564
Transfer agent fees (note 2)	12,534	12,444
Compliance services fees (note 2)	1,813	1,844
Registration and filing administration fees (note 2)	10,436	5,122
Custody fees (note 2)	4,829	4,639
Trustees' fees and meeting expenses	5,713	5,711
Securities pricing fees	2,800	2,749
Printing fees	725	789
Other operating expenses	5,319	4,762
Total Expenses	281,819	219,544
Less:
Advisory fees waived (note 2)	(69,396)	(81,269)
Distribution and service fees waived (note 3)	-	(501)
Net Expenses	212,423	137,774

Net Investment Loss	(107,173)	(47,296)

Realized and unrealized loss on investments:
Net realized loss on investments	(157,495)	(92,111)
Net change in unrealized appreciation on investments	(5,725,065)	(3,065,332)
Net Realized and Unrealized Loss on Investments	(5,882,560)	(3,157,443)

Net Decrease in Net Assets Resulting from Operations	$(5,989,733)	$(3,204,739)

See Notes to Financial Statements

CAPITAL MANAGEMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Mid-Cap Fund
For the fiscal year ended	November 30, 2008	November 30, 2007

Increase (Decrease) in Net Assets From:
Operations:
Net investment loss	$(107,173)	$(13,042)
Net realized gain (loss) on investments	(157,495)	2,330,116
Net change in unrealized appreciation (depreciation) on investments	(5,725,065)	(341,731)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,989,733)	1,975,343

Distributions to shareholders from: (note 5)
Net investment income
Institutional Shares	(43,700)	-
Investor Shares	(1,014)	-
Net realized gain from investment transactions
Institutional Shares	(2,210,532)	(471,575)
Investor Shares	(60,654)	(12,914)
Decrease in Net Assets Resulting from Distributions	(2,315,900)	(484,489)

Capital Share Transactions: (note 6)
Institutional Shares
Shares sold	32,454	36,291
Reinvested dividends and distributions	2,084,280	439,973
Shares repurchased	(315,679)	(3,052,417)
Investor Shares
Shares sold	133,294	18,173
Reinvested dividends and distributions	61,668	12,914
Shares repurchased	(55,453)	(85,733)
Increase (Decrease) from Capital Share Transactions	1,940,564	(2,630,799)

Net Decrease in Net Assets	(6,365,069)	(1,139,945)

Net Assets:
Beginning of year	15,914,848	17,054,793
End of year	$9,549,779	$15,914,848

Undistributed Net Investment Income	$-	$-

See Notes to Financial Statements

CAPITAL MANAGEMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Small-Cap Fund
For the fiscal year ended	November 30, 2008	November 30, 2007

Increase (Decrease) in Net Assets From:
Operations:
Net investment loss	$(47,296)	$(26,480)
Net realized gain (loss) on investments	(92,111)	1,529,790
Net change in unrealized appreciation (depreciation) on investments	(3,065,332)	(1,356,235)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,204,739)	147,075

Distributions to shareholders from: (note 5)
Net realized gain from investment transactions
Institutional Shares	(1,483,718)	(367,669)
Investor Shares	(20,887)	(7,763)
Decrease in Net Assets Resulting from Distributions	(1,504,605)	(375,432)

Capital Share Transactions: (note 6)
Institutional Shares
Shares sold	1,148,501	48,150
Reinvested dividends and distributions	1,217,124	301,881
Shares repurchased	(174,826)	(973,825)
Investor Shares
Shares sold	-	-
Reinvested dividends and distributions	20,887	7,763
Shares repurchased	(2,302)	(73,767)
Increase (Decrease) from Capital Share Transactions	2,209,384	(689,798)

Net Decrease in Net Assets	(2,499,960)	(918,155)

Net Assets:
Beginning of year	9,397,306	10,315,461
End of year	$6,897,346	$9,397,306

Undistributed Net Investment Income	$-	$-

See Notes to Financial Statements

Capital Management Mid-Cap Fund

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended

	Institutional Shares

	November 30,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$21.71	$19.65	$19.51	$18.88	$16.27

Investment Operations:
Net investment loss	(0.18)	(0.01)	(0.10)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on
investments	(7.02)	2.65	1.90	1.82	2.68
Total from investment operations	(7.20)	2.64	1.80	1.76	2.61

Less Distributions:
From net investment income	(0.05)	-	-	-	-
From capital gains	(3.09)	(0.58)	(1.66)	(1.13)	-
Total distributions	(3.14)	(0.58)	(1.66)	(1.13)	-

Net Asset Value, End of Year	$11.37	$21.71	$19.65	$19.51	$18.88

Total Return (b)	(38.45)%	13.84%	9.81%	9.93%	15.97%

Ratios/Supplemental Data
Net Assets, End of Year (in 000's)	$9,260	$15,525	$16,643	$13,148	$12,132
Ratio of Gross Expenses to Average Net Assets (a)	2.00%	1.98%	1.95%	2.19%	2.22%
Ratio of Net Expenses to Average Net Assets (a)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.75)%	(0.07)%	(0.54)%	(0.32)%	(0.37)%
Portfolio Turnover Rate	25.32%	48.53%	54.05%	72.76%	56.56%

(a)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(b)	Total return does not reflect payment of sales charge.

See Notes to Financial Statements

Capital Management Mid-Cap Fund

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended

	Investor Shares

	November 30,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$19.85	$18.15	$18.24	$17.86	$15.51

Investment Operations:
Net investment loss	(0.23)	(0.16)	(0.25)	(0.20)	(0.20)
Net realized and unrealized gain (loss) on
investments	(6.33)	2.44	1.82	1.71	2.55
Total from investment operations	(6.56)	2.28	1.57	1.51	2.35

Distributions:
From net investment income	(0.04)	-	-	-	-
From capital gains	(3.09)	(0.58)	(1.66)	(1.13)	-
Total distributions	(3.13)	(0.58)	(1.66)	(1.13)	-

Net Asset Value, End of Year	$10.16	$19.85	$18.15	$18.24	$17.86

Total Return (b)	(38.88)%	12.98%	9.18%	9.05%	15.15%

Ratios/Supplemental Data
Net Assets, End of Year (in 000's)	$290	$390	$412	$438	$492
Ratio of Gross Expenses to Average Net Assets (a)	2.75%	2.73%	2.70%	2.96%	2.97%
Ratio of Net Expenses to Average Net Assets (a)	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of Net Investment Loss to Average Net Assets	(1.46)%	(0.82)%	(1.29)%	(1.05)%	(1.11)%
Portfolio Turnover Rate	25.32%	48.53%	54.05%	72.76%	56.56%

(a)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(b)	Total return does not reflect payment of sales charge.

See Notes to Financial Statements

Capital Management Small-Cap Fund

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended

	Institutional Shares

	November 30,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$19.83	$20.34	$18.39	$16.45	$15.09

Investment Operations:
Net investment loss	(0.08)	(0.05)	(0.12)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on
investments	(5.18)	0.32	2.62	2.02	1.59
Total from investment operations	(5.26)	0.27	2.50	1.94	1.54

Distributions:
From capital gains	(3.17)	(0.78)	(0.55)	-	(0.18)
Total distributions	(3.17)	(0.78)	(0.55)	-	(0.18)

Net Asset Value, End of Year	$11.40	$19.83	$20.34	$18.39	$16.45

Total Return (b)	(31.65)%	1.38%	14.02%	11.79%	10.31%

Ratios/Supplemental Data
Net Assets, End of Year (in 000's)	$6,812	$9,271	$10,119	$8,517	$6,684
Ratio of Gross Expenses to Average Net Assets (a)	2.39%	2.47%	2.54%	2.92%	3.74%
Ratio of Net Expenses to Average Net Assets (a)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.51)%	(0.26)%	(0.62)%	(0.50)%	(0.42)%
Portfolio Turnover Rate	32.76%	56.60%	40.88%	23.25%	58.67%

(a)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(b)	Total return does not reflect payment of sales charge.

See Notes to Financial Statements

Capital Management Small-Cap Fund

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended

	Investor Shares

	November 30,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$19.21	$19.80	$17.94	$16.08	$14.76

Investment Operations:
Net investment loss	(0.13)	(0.14)	(0.17)	(0.12)	(0.07)
Net realized and unrealized gain (loss) on
investments	(4.92)	0.33	2.58	1.98	1.57
Total from investment operations	(5.05)	0.19	2.41	1.86	1.50

Distributions:
From capital gains	(3.17)	(0.78)	(0.55)	-	(0.18)
Total distributions	(3.17)	(0.78)	(0.55)	-	(0.18)

Net Asset Value, End of Year	$10.99	$19.21	$19.80	$17.94	$16.08

Total Return (b)	(31.56)%	1.00%	13.87%	11.57%	10.26%

Ratios/Supplemental Data
Net Assets, End of Year (in 000's)	$85	$126	$196	$172	$100
Ratio of Gross Expenses to Average Net Assets (a)	3.14%	3.22%	3.29%	3.64%	4.34%
Ratio of Net Expenses to Average Net Assets (a)	1.84%	1.84%	1.80%	1.76%	1.58%
Ratio of Net Investment Loss to Average Net Assets	(0.84)%	(0.60)%	(0.92)%	(0.78)%	(0.49)%
Portfolio Turnover Rate	32.76%	56.60%	40.88%	23.25%	58.67%

(a)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(b)	Total return does not reflect payment of sales charge.

See Notes to Financial Statements

Capital Management Funds

Notes to Financial Statements	November 30, 2008

1.  Organization and Significant Accounting Policies

The Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund (collectively the “Funds” and individually the “Mid-Cap Fund” and “Small-Cap Fund”) are series funds. The Funds are part of the Capital Management Investment Trust (the “Trust”), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. The Funds are each classified as a “diversified” company as defined in the 1940 Act.

The Mid-Cap Fund commenced operations on January 27, 1995. The investment objective of the Fund is to seek long-term capital appreciation through investment in equity securities of medium-capitalization companies, consisting of common and preferred stocks and securities convertible into common stocks.

The Small-Cap Fund commenced operations on January 12, 1999. The investment objective of the Fund is to seek long-term capital appreciation with a secondary consideration of current income through investment in equity securities of small capitalization companies, consisting primarily of common and preferred stocks and securities convertible into common stocks.

Each Fund offers two classes of shares (Institutional Shares and Investor Shares). Each class of shares has equal rights as to assets of the respective Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Investor Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees (the “Trustees”) determines that the matter to be voted on affects only the interests of the shareholders of a particular class.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation) or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Investment companies are valued at net asset value. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Capital Management Funds

Notes to Financial Statements	November 30, 2008

1.  Organization and Significant Accounting Policies (Continued)

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007.  In accordance with FAS 157, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.

The three-tier hierarchy of inputs is summarized below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, amortized cost, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Funds’ investments, used to value the Funds’ net assets as of November 30, 2008:

	Investment in securities

Valuation Inputs	Mid-Cap Fund	Small-Cap Fund

Level 1 - Quoted Prices	$9,557,178	$6,915,112
Level 2 - Other Significant Observable Inputs	-	-
Level 3 - Significant Unobservable Inputs	-	-
Total	$9,557,178	$6,915,112

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods approved annually by the Trustees.

Dividend Distributions
The Funds may declare and distribute dividends from net investment income (if any) quarterly. Distributions from capital gains (if any) are generally declared and distributed annually. The Funds may also make a supplemental distribution subsequent to the end of its fiscal year. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Capital Management Funds

Notes to Financial Statements	November 30, 2008

1.  Organization and Significant Accounting Policies (Continued)

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Federal Income Taxes
The Funds are considered personal holding companies as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Funds’ shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Funds are subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. Generally, provisions for income taxes are not included in the financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Effective December 1, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48) – “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”.  FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  FIN 48 was applied to all open tax years as of the effective date.  The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.

As of and during the fiscal year ended November 30, 2008, the Funds did not have a liability for any unrecognized tax expense.  The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the statements of operations.  During the fiscal year, the Funds did not incur any interest or penalties.

2.  Agreements

Advisor
The Funds pay a monthly advisory fee to Capital Management Associates, Inc. (the “Advisor”) based upon the average daily net assets of each Fund and calculated at the annual rates as shown in Table 2 provided below. The Advisor has entered into contractual agreements (“Expense Limitation Agreement") with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in amounts that limit the Funds’ total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than a specified percentage of the average daily net assets of the Funds for the current period. There can be no assurance that the Expense Limitation Agreement will continue in the future. Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three fiscal years, provided the Funds’ assets exceed $10 million and the Funds have reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratios of the Funds to exceed the percentage limits. A breakout of the recoupable fees for the previous three years are listed below in Table 1. The Advisor may recapture the amount no later than November 30 of the corresponding year listed below. The expense limitation percentages, as well as the Advisory fees waived and expenses reimbursed for the current period, are included in Table 2.

Capital Management Funds

Notes to Financial Statements	November 30, 2008

Table 1
Fund	2011	2010	2009
Mid-Cap Fund	$69,396	$73,947	$73,673
Small-Cap Fund	$81,269	$96,010	$100,092

Table 2
Advisor Fees		Expense Limitation Ratio
Average Net Assets	Rate		Mid-Cap Fund	Small-Cap Fund
First $100 million	1.00%	Institutional	1.50%	1.50%
Next $150 million	0.90%	Investor	2.25%	2.25%
Next $250 million	0.85%
Over $500 million	0.80%

Advisor Fees Waived		Expenses Reimbursed
Mid-Cap Fund	Small-Cap Fund	Mid-Cap Fund	Small-Cap Fund
$69,396	$81,269	$0	$0

Administrator
Prior to May 27, 2008, the Funds paid a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the respective share class and calculated at the annual rates as shown  in the table below.  The Administrator also received a fee to procure and pay the custodian for the Funds, additional compensation for fund accounting and recordkeeping service and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. A breakdown of these fees is provided below.  For the period December 1, 2007 to May 27, 2008, Nottingham earned $11,420 and $11,419 for the Mid-Cap Fund and Small-Cap Fund, respectively for administration fees.  For the period December 1, 2007 to May 27, 2008, Nottingham earned $17,838 and $17,564 for the Mid-Cap Fund and Small-Cap Fund, respectively for accounting fees including out-of-pocket fees.

Administration Fees*		Custody Fees*
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $50 million Next $50 million Over $100 million	0.125% 0.100% 0.075%	First $100 million Over $100 million	0.020% 0.009%
Fund Accounting Fees** (monthly)	Fund Accounting Asset Based Fees
Average Net Assets		Annual Rate	Blue Sky Administration Fees (annual)
$2,250 $750	All Assets	0.01%	$150 per state per class

* Subject to minimum fees of $2,000 per month and $400 per month for Administration and Custody fees, respectively.
** The Fund paid $2,250 per month for the initial class of shares and $750 per month for each additional class of shares.

Capital Management Funds

Notes to Financial Statements	November 30, 2008

2.  Agreements (Continued)

Effective May 27, 2008, Matrix Capital Group, Inc. (“Matrix”) replaced The Nottingham Company as Administrator, Fund Accountant and Transfer Agent for the Trust pursuant to a written agreement with the Trust.  Matrix provides day-to-day operational services to the Funds including, but not limited to, accounting, administrative, dividend disbursing, transfer agent and registrar services. For Matrix’s services to the Funds, each Fund pays Matrix a base fee of $15,000 annually, an annualized asset-based fee of 0.20% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses.  For the period May 27, 2008 to November 30, 2008, Matrix earned $25,983 and $21,756 for the Mid-Cap Fund and Small-Cap Fund, respectively, including out of pocket expenses.  These amounts are included in Administration fees on the Statements of Operations.

Compliance Services
Prior to May 27, 2008, Nottingham Compliance Services, LLC, a fully owned affiliate of The Nottingham Company, provided services which assisted the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust as required by Rule 38a-1 of the Securities and Exchange Commission. It received compensation for this service at an annual rate of $3,875 per Fund.  For the period December 1, 2007 to May 27, 2008, Nottingham earned $1,813 and $1,844 for the Mid-Cap Fund and Small-Cap Fund, respectively.

Transfer Agent
Prior to May 27, 2008, North Carolina Shareholder Services, LLC (“Transfer Agent”) served as transfer, dividend paying, and shareholder servicing agent for the Funds. It received compensation for its services based upon a fee of $15 per shareholder per year, subject to a minimum fee of $1,500 per month, plus $500 per month for each additional class of shares. The Transfer Agent was also reimbursed for out-of-pocket expenses.  For the period December 1, 2007 to May 27, 2008, Nottingham earned $12,534 and $12,444 for the Mid-Cap Fund and Small-Cap Fund, respectively including out-of-pocket expenses.

Distributor
Shields & Company (the “Distributor”) serves as the Funds’ principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. During the fiscal year ended November 30, 2008, there were sales charges of $272 for the Mid-Cap Fund and no sales charges for the Small-Cap Fund. During the fiscal year ended November 30, 2008, there were commissions on investment transactions paid to the Distributor of $3,300 and $13,934 for the Mid-Cap Fund and Small-Cap Fund, respectively.

Certain Trustees and officers of the Trust are also officers of the Advisor or the Distributor.

3.  Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act, adopted a distribution plan with respect to the Investor Shares pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). Rule 12b-1 regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts. The Plan provides that the Funds may incur certain costs, which may not exceed 0.75% per annum of the average daily net assets of Investor Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of Investor Shares of the Funds

Capital Management Funds

Notes to Financial Statements	November 30, 2008

3.  Distribution and Service Fees (Continued)

or support servicing of shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Shares’ average daily net assets. The Funds incurred $2,708 and $908, for the Mid-Cap Fund and Small-Cap Fund, respectively, in distribution and service fees under the Plan with respect to Investor Shares for the fiscal year ended November 30, 2008. The Distributor has voluntarily waived $501 of these fees for the Small-Cap Fund for the fiscal year ended November 30, 2008.

4.  Purchases and Sales of Investment Securities

For the fiscal year ended November 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Mid-Cap Fund	$3,328,929	$3,818,459
Small-Cap Fund	3,341,779	2,742,531

There were no purchases or sales of long-term U.S. Government Obligations during the fiscal year ended November 30, 2008.

5.  Federal Income Tax

The information shown in the tables below represent: (1) tax components of capital as of November 30, 2008, (2) capital loss carryforwards as of November 30, 2008, (3) unrealized appreciation or depreciation of investments for federal income tax purposes, as of November 30, 2008, and (4) distributions the Funds paid under federal income tax regulations and (5) permanent differences between financial statement and income tax reporting requirements, of which reclassifications were made for the year ending November 30, 2008.  These reclassifications had no effect on the net assets or the net asset value of the Funds.

Table 1	Undistributed		Carryforwards	Net Tax Depreciation
	Long-Term Gains	Ordinary Income
Mid-Cap Fund	$ -	$ -	($186,771)	($2,583,570)
Small-Cap Fund	-	-	(92,111)	(1,645,219)

Table 2	Capital Loss Carryforwards Expiring		Post-October Losses

	2016	Total	Deferred	Utilized
Mid-Cap Fund	$186,771	$186,771	$ -	$ 13,123
Small-Cap Fund	92,111	92,111	-	-

The undistributed ordinary income, capital gains, carryforward losses and post-October losses shown above differ from corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of temporary book/tax differences due to the tax deferral of wash sale losses.

Capital Management Funds

Notes to Financial Statements	November 30, 2008

5.  Federal Income Tax  (Continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of November 30, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Table 3	Federal Tax Cost	Aggregate Gross Unrealized
		Appreciation	Depreciation
Mid-Cap Fund	$12,140,748 8,560,331	$690,824	($3,274,394)
Small-Cap Fund		429,228	(2,074,447)

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, deferral of post-October losses, foreign currency transactions, and net investment losses. Permanent differences such as tax returns of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

Table 4	For the fiscal year ended November 30, 2008 Distributions from		For the fiscal year ended November 30, 2007 Distributions from
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Mid-Cap Fund	$44,714	$2,271,186	$ -	$484,489
Small-Cap Fund	21,788	1,482,817	-	375,432

In accordance with the accounting pronouncements, the Funds have recorded reclassifications in the capital accounts.  These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders.  As of November 30, 2008, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

Table 5
		Net	Net Realized
	Paid-in	Investment	Gain on
	Capital	Income	Investments
Mid-Cap Fund	($171,613)	$151,887	$19,726
Small-Cap Fund	(48,592)	47,296	1,296

Capital Management Funds

Notes to Financial Statements	November 30, 2008

6.  Capital Share Transactions

	Mid-Cap Fund
	Institutional Shares		Investor Shares
	For the Fiscal Year ended November 30, 2008	For the Fiscal Year ended November 30, 2007	For the Fiscal Year ended November 30, 2008	For the Fiscal Year ended November 30, 2007
Transactions in Capital Shares
Shares sold	2,010	1,728	8,918	944
Reinvested distributions	115,810	22,891	3,810	730
Shares repurchased	(18,736)	(156,422)	(3,850)	(4,721)
Net Increase (Decrease) in Capital Shares	99,084	(131,803)	8,878	(3,047)
Shares Outstanding, Beginning of Year	715,119	846,922	19,626	22,673
Shares Outstanding, End of Year	814,203	715,119	28,504	19,626

	Small-Cap Fund
	Institutional Shares		Investor Shares
	For the Fiscal Year ended November 30, 2008	For the Fiscal Year ended November 30, 2007	For the Fiscal Year ended November 30, 2008	For the Fiscal Year ended November 30, 2007
Transactions in Capital Shares
Shares sold	67,608	2,352	-	-
Reinvested distributions	72,491	15,386	1,293	407
Shares repurchased	(9,917)	(47,677)	(142)	(3,739)
Net Increase (Decrease) in Capital Shares	130,182	(29,939)	1,151	(3,332)
Shares Outstanding, Beginning of Year	467,537	497,476	6,582	9,914
Shares Outstanding, End of Year	597,719	467,537	7,733	6,582

7.  Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust entered into contracts with its vendors, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect that risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Capital Management Investment Trust
and Shareholders of the Capital Management Mid-Cap Fund
and the Capital Management Small-Cap Fund

We have audited the accompanying statements of assets and liabilities of the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund, each a series of shares of beneficial interest of Capital Management Investment Trust, including the schedules of investments, as of November 30, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each of the two years ended November 30, 2005 were audited by other auditors whose report dated January 19, 2006 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund as of November 30, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period ended, and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
January 26, 2009

Capital Management Funds

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to each Fund’s Statement of Additional Information, which are available, without charge, upon request, by calling 1-888-626-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available, without charge, upon request, by calling the Funds at 1-888-626-3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

3.	Approval of Advisory Agreements during the Period

The Advisor supervises the investments of the Funds pursuant to Investment Advisory Agreements. At the annual meeting of the Funds’ Board of Trustees on November 24, 2008, the Trustees unanimously approved the renewal of the Investment Advisory Agreements for another year. In considering whether to approve the renewal of the Investment Advisory Agreements, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Funds and the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from their relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (v) the Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees received and reviewed various informational material provided by the Advisor in response to requests of the Trustees and fund legal counsel.  In addition, the Trustees reviewed a memorandum from fund legal counsel that summarized some of the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the renewal of the Investment Advisory Agreements.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the services being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring

Capital Management Funds

Additional Information (Unaudited)

3.	Approval of Advisory Agreements during the Period (Continued)

compliance with each Fund’s investment objectives and limitations; its coordination of services for the Funds among the Funds’ service providers; and its efforts to promote the Funds, grow the Funds’ assets, and assist in the distribution of Fund shares. The Trustees noted that the Trust’s president, principal executive officer and principal financial officer, and chief compliance officer were employees of the Advisor and serve the Funds without additional compensation from the Funds. After reviewing the foregoing information and further information in the memorandum from the Advisor, the Board of Trustees concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

In considering the investment performance of the Funds and the Advisor, the Trustees considered the short and long-term performance of each Fund as compared with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and comparable peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. After reviewing the short and long-term investment performance of the Funds, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded that the investment performance of the Funds and the Advisor was satisfactory.

In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance policies and procedures; the financial condition of the Advisor; the level of commitment to the Funds and the Advisor by the principals of the Advisor; the asset level of each Fund; and the overall expenses of each Fund, including certain prior fee waivers and reimbursements by the Advisor on behalf of the Funds and the nature and frequency of advisory fee payments. The Trustees discussed the financial stability and profitability of the Advisor. The Trustees reviewed the Funds’ Expense Limitation Agreements with the Advisor, and discussed the Advisor’s prior fee waivers under the Expense Limitation Agreements in detail, including the nature and scope of cost allocation for such fees. The Trustees also considered potential benefits for the Advisor in managing the Funds, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Funds, and the potential for the Advisor to generate soft dollars from certain of the Funds’ trades that may benefit the Advisor’s other clients as well. The Trustees then discussed the fees and expenses of each Fund (including the management fee) as compared to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors. With respect to the Capital Management Mid-Cap Fund, it was noted that the Board had previously determined that both the management fee and the net expense ratio were higher than those of some of the comparable funds and lower than those of others, and that while the net expense ratio was higher than the industry average, the Fund was also smaller than the industry average. With respect to the Capital Management Small-Cap Fund, it was noted that the Board had previously determined that the management fee was higher than or equal to the comparable funds, and that while the net expense ratio was higher than both the comparable funds and the industry average, the Fund was also smaller than the comparable funds and the industry average. Following upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Funds were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.  In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both a management fee and an Expense Limitation Agreement.

Capital Management Funds

Additional Information (Unaudited)

3.	Approval of Advisory Agreements during the Period (Continued)

The Trustees noted that the Funds utilize breakpoints in their advisory fee schedules and determined that the Funds’ shareholders would benefit from economies of scale as the Funds grow. The Trustees also determined that the Funds’ shareholders had experienced benefits from the Expense Limitation Agreements and that, due to the size of the Funds, the Funds’ shareholders would likely continue to experience benefits from the Expense Limitation Agreements until the Funds’ assets grew to levels where expenses fell below the caps set by the Expense Limitation Agreements and the Advisor began receiving its full fees. In addition, the Trustees noted that the Funds’ shareholders benefit from economies of scale under the Funds’ agreements with service providers other than the Advisor. Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Funds’ fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees considered the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, “third market” for listed securities and principal market makers for over-the-counter securities). The Trustees also considered the anticipated portfolio turnover rate for the Funds; the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars) to the Funds compared with broker-dealers who provide only execution services; the difference between “full service” and “bare bones” commission rates, including consideration, each quarter, of whether the higher rates are reasonable in relation to the value of the services provided; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; the general nature and quality of any research, statistical, and or other services received (or expected to be received) by the Advisor and/or the Funds in return for commissions paid by the Funds or by any other account advised by the Advisor; and any opportunities for the Advisor to recapture brokerage or related fees (e.g., as to equity funds, tender offer fees, underwriting fees, etc.) and credit it against the fees of the Funds. The Trustees also examined the reasonableness of the commissions paid to Shields & Company, a broker-dealer affiliated with the Advisor, in light of industry standards and the services provided. After further review and discussion, the Board of Trustees determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis for soft dollar payments with broker-dealers, including any broker-dealers affiliated with the Advisor; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the renewal of the Investment Advisory Agreements for the Funds.

Capital Management Funds

Additional Information (Unaudited)

4.	Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Funds’ fiscal year ended November 30, 2008.

During the fiscal year, the Mid-Cap Fund and Small-Cap Fund paid long-term capital gain distributions of $2,271,186 and $1,482,817, respectively.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the funds from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For the purposes of computing this exclusion, all of the dividends paid by the funds from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information reporting.

5.	Additional Information about Trustees and Officers

The business and affairs of each Fund and the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust and each Fund is set forth on the following page. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information for each Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-888-626-3863. The address of each Trustee and officer, unless otherwise indicated below, is 140 Broadway Street 44th Floor, New York, NY 10005.

Capital Management Funds

Additional Information (Unaudited)

A Remuneration Paid to Trustees and Officers—Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of $2,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee*	Aggregate Compensation From each Fund**	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Trust Paid to Trustees*
Independent Trustees
Lucius E. Burch, III	$1,450	None	None	$2,900
Paul J. Camilleri	$1,850	None	None	$3,700
Anthony J. Walton	$1,550	None	None	$3,100
Interested Trustees
David V. Shields	None	None	None	None
Joseph V. Shields, Jr.	None	None	None	None

*   Each of the Trustees serves as a Trustee to the two Funds of the Trust.
** Figures are for the fiscal year ended November 30, 2008.

Name, Age and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Lucius E. Burch, III, 66	Trustee	Since 12/94	Chairman and Chief Executive Officer (since 1982) of Burch Investment Group, formerly Massey Burch Investment Group, Inc. (venture capital firm)	2	None
Paul J. Camilleri, 60	Trustee	Since 2/07	Arbitrator for the National Association of Securities Dealers and New York Stock Exchange; previously, Consultant (2001-2003) to Credit Suisse (broker/dealer)	2	None
Anthony J. Walton, 65	Trustee	Since 12/94	Vice Chairman (Since 2005) of Standard Chartered Bank (commercial bank); Managing Director (since 2005) of Econban Finance, LLC (investment bank); Chief Executive Officer (since 1995) of Armstrong Holdings Corporation (private investment and corporate finance advisory firm); previously, Partner (2000-2004) of McFarland Dewey & Company, LLC (investment bank)	2	None

Name, Age and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees*
David V. Shields, 68** Shields & Company 140 Broadway Street 44th Floor New York, NY 10005	Trustee	Since 12/94	Director (since 1983) of Capital Management Associates, Inc. (investment advisor to the Fund); President and Managing Director (since 1982) of Shields & Company (broker/dealer and distributor to the Fund)	2	None
Joseph V. Shields, Jr., 70** Shields & Company 140 Broadway Street 44th Floor New York, NY 10005	Chairman and Trustee	Since 12/94	Chairman and Chief Executive Officer (since 1982) of Capital Management Associates, Inc.; Chairman and Managing Director (since 1982) of Shields & Company	2	Chairman of Board of Trustees – BBH Trust for the 12 series of the trust (registered investment companies); Director (since 1989) of Flowers Foods, Inc. (NYSE listed food company).

*    Basis of Interestedness:  David V. Shields and Joseph V. Shields, Jr. are Interested Trustees because they are officers and principal owners of  Capital Management Associates, Inc., the Fund’s investment advisor, and Shields & Company, the Fund’s distributor.
**    **  David V. Shields and Joseph V. Shields, Jr. are brothers.

Officers
Ralph J. Scarpa, 71 Capital Management Associates, Inc. 140 Broadway Street 44th Floor New York, NY 10005	President, Principal Executive Officer, and Principal Financial Officer	Since 01/07
President (since January 2007) of Capital Management Associates, Inc.; Senior Vice President and Managing Director and Secretary of Shields & Company; previously, Senior Vice President of Capital Management Associates, Inc.
			n/a	n/a
Christopher F. Meyer, 59 Capital Management Associates, Inc. 140 Broadway Street 44th Floor New York, NY 10005	Chief Compliance Officer	Since 5/06
Compliance Officer of Capital Management Associates, Inc. (since April 2006); Compliance Officer of Shields & Company (since April 2006); previously, Senior Finance Coordinator and Supervising Senior Examiner of the New York Stock Exchange, Inc.
			n/a	n/a
Larry E. Beaver, Jr., 38 Matrix Capital Group, Inc. 630 Fitzwatertown Road Building “A”, 2nd Floor Willow Grove, PA 19090	Treasurer and Assistant Secretary	Since 5/27/08
Director of Mutual Fund Accounting and Administration (since January 2005) of Matrix Capital Group, Inc. (administrator and transfer agent to the Fund); previously Fund Accounting Manager (May 2003 to January 2005) of InCap Services, Inc. (mutual fund service provider) and Fund Account Supervisor of InCap Services, Inc. (and its predecessor company Declaration Group) (October 2001 to April 2003).
			n/a	n/a
David F. Ganley, 62 Matrix Capital Group, Inc. 630 Fitzwatertown Road Building “A”, 2nd Floor Willow Grove, PA 19090	Secretary and Assistant Treasurer	Since 5/27/08
Senior Vice President (since January 2005) of Matrix Capital Group, Inc.; previously president of InCap Securities, Inc. (broker/dealer) and chief administration officer of InCap Services, Inc. (2001 to 2005).

The Capital Management Mutual Funds
are series of the
Capital Management Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

Matrix Capital Group, Inc.	Capital Management Associates, Inc.
630 Fitzwatertown Road	140 Broadway
Building A 2nd Floor	New York, NY 10005
Willow Grove, PA 19090-1904

Toll-Free Telephone:	Toll-Free Telephone:

1-888-626-3863	1-888-626-3863

ITEM 2.    CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments to any provision of such code of ethics during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver, from any provision of such code of ethics.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12.(a)(3) below

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)	Not applicable.

(a)(3)
At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant, Briggs, Bunting & Dougherty, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the independent accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2007	2008
Capital Management Mid-Cap Fund	$13,000	$13,000
Capital Management Small-Cap Fund	$13,000	$13,000

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended November 30, 2007 and November 30, 2008 for assurance and related services by the accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2007	2008
Capital Management Mid-Cap Fund	$2,000	$2,000
Capital Management Small-Cap Fund	$2,000	$2,000

(d)	All Other Fees –There were no other fees billed by the accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the accountant to the registrant for services rendered during the fiscal years ended November 30, 2007 and 2008 were $4,000 and $4,000 respectively. There were no non-audit fees billed by the accountant for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)	Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.    SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   EXHIBITS

(a)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3) Code of Ethics required by item 2 of Form N-CSR is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Capital Management Investment Trust

/s/ Ralph J. Scarpa
By Ralph J. Scarpa
President, Principal Executive Officer and Principal Financial Officer
Date:  January 13, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Ralph J. Scarpa
By Ralph J. Scarpa
President, Principal Executive Officer and Principal Financial Officer
Date: January 13, 2009